Ryerson Quarterly Release Presentation Q2 2023 Exhibit 99.2

31 Important Information About Ryerson Holding Corporation These materials do not constitute an offer or solicitation to purchase or sell securities of Ryerson Holding Corporation (“Ryerson” or “the Company”) or its subsidiaries and no investment decision should be made based upon the information provided herein. Ryerson strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at https://ir.ryerson.com/financials/sec-filings/default.aspx. This site also provides additional information about Ryerson. Safe Harbor Provision Certain statements made in this presentation and other written or oral statements made by or on behalf of the Company constitute “forward-looking statements” within the meaning of the federal securities laws, including statements regarding our future performance, as well as management's expectations, beliefs, intentions, plans, estimates, objectives, or projections relating to the future. Such statements can be identified by the use of forward-looking terminology such as “objectives,” “goals,” “preliminary,” “range,” “believes,” “expects,” “may,” “estimates,” “will,” “should,” “plans,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy. The Company cautions that any such forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements as a result of various factors. Among the factors that significantly impact our business are: the cyclicality of our business; the highly competitive, volatile, and fragmented metals industry in which we operate; the impact of geopolitical events, including Russia’s invasion of Ukraine and global trade sanctions; fluctuating metal prices; our indebtedness and the covenants in instruments governing such indebtedness; the integration of acquired operations; regulatory and other operational risks associated with our operations located inside and outside of the United States; the ownership of a significant portion of our equity securities by a single investor group; work stoppages; obligations under certain employee retirement benefit plans; currency fluctuations; and consolidation in the metals industry. Forward-looking statements should, therefore, be considered in light of various factors, including those set forth above and those set forth under “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2022, our quarterly report on Form 10-Q for the quarter ended June 30, 2023, and in our other filings with the Securities and Exchange Commission. Moreover, we caution against placing undue reliance on these statements, which speak only as of the date they were made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events or circumstances, new information or otherwise. Non-GAAP Measures Certain measures contained in these slides or the related presentation are not measures calculated in accordance with generally accepted accounting principles (“GAAP”). They should not be considered a replacement for GAAP results. Non-GAAP financial measures appearing in these slides are identified in the footnotes. A reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures is included in the Appendix.

Q2 2023 Highlights Achieved Net Income attributable to Ryerson Holding Corporation of $37.6 million with Adjusted EBITDA1, excluding LIFO of $70.1 million Earned Diluted EPS2 of $1.06 on revenue of $1.3 billion Generated Operating Cash Flow of $115.3 million and Free Cash Flow of $69.1 million Maintained Net Leverage ratio within target range at 1.4x, debt of $396 million and net debt3 of $366 million as of June 30, 2023 Repurchased 1.4 million shares directly from an affiliate of Platinum Equity, concurrent to their secondary public offering, creating value for shareholders and contributing to free float increasing to 77%, as of June 30, 2023 Announced third quarter 2023 dividend of $0.1825 per share, a 1.4% increase from the prior quarter 1For EBITDA, Adjusted EBITDA and Adj EBITDA excluding LIFO please see Appendix; 2Earnings per Share; 3Net Debt is defined as Long Term Debt plus Short-Term Debt less Cash and Cash Equivalents and excludes Restricted Cash

Macro and Commodities Commodity mix facing counter-cyclical conditions Sources: Bloomberg: prices through June 30, 2023; Futures prices as of July 13, 2023; Bloomberg, US Industrial Production Index Month YoY Change; Bloomberg, U.S. Manufacturing PMI  Commodity Prices Since Dec. 2017 U.S. ISM Purchasing Managers Index U.S. Industrial Production

Sequential Q2 2023 End-Market Trends North American volumes experienced softening demand 12022 Sales Mix Excludes Other Industry Sectors which represent approximately 3% of Ryerson sales mix; Sales Mix based on 2022 results as disclosed in Ryerson’s Annual Report on Form 10-K for the year ended December 31, 2022 Metal Fab and Machine Shop Industrial Equipment Commercial Ground Transportation Food & Ag Consumer Durable Construction/Heavy Equipment HVAC Oil & Gas 2022 Sales Mix1 Commentary QoQ Volume 25% 19% 14% 10% 9% 9% 7% 4% Ryerson’s second quarter North American shipments reflected easing customer demand, which was influenced by an uncertain economic outlook as well as higher interest rates.

Q3 2023 Guidance Anticipate seasonally slower Q3 and pricing to trend lower on macroeconomic factors Net Sales Net Income1 Adj. EBITDA, excl. LIFO $1.25 - 1.30B $11 - 15M $43 - 47M Third quarter revenue guidance of $1.25B to $1.30B  assumes: Average Selling Prices decrease 1% to 2%  Shipments decrease between 2% to 4% Diluted Earnings per Share 1Net Income attributable to Ryerson Holding Corporation; 2Diluted EPS of $0.37 represents the midpoint of our $0.31 - $0.43 guidance range. See Ryerson’s 8-K filed on July 31, 2023 2

Q2 2023 Selected Financial and Operating Metrics See Ryerson’s 8-K filed on July 31, 2023. 1TTM Free Cash Flow Yield is calculated based on Trailing Twelve-Month free cash flow divided by period end market capitalization Q2 2023 Investment FY 2023E $46M $125M Capital Investment Expenses Expenses / Sales +$8.4M +130 bps Expense Management Compared to Q1 2023 Inventory Days of Supply Cash Conversion Cycle 81 76 Asset Management Cash from operating activities TTM Free Cash Flow Yield1 $115.3M 26.4% Cash Flow Service Center modernization investments as well as real estate acquisition related to BLP Holdings Expenses increased $8.4M, or 4.3%, sequentially driven by higher expenses related to acquisitions and higher depreciation & amortization expense related to growth initiatives Second quarter cash flow generation driven by earnings from operation as well as working capital release The decrease in the Company’s cash conversion cycle was driven by a sequential decrease in working capital requirements

Liquidity remains strong and Net Debt at historic lows Net Leverage of 1.4x in Q2 ‘23 within target leverage range of 0.5x to 2.0x Global liquidity remains historically strong at $790M in Q2 ’23 Strong cash flows despite counter-cyclical conditions Strong Liquidity to Fund Operations and Investments Cash and Cash Equivalents Foreign Availability North American Availability

Capital Allocation Plan Strong free cash flow generation $125M in ’23E; $100M for modernization and   and Value-Add  Raised quarterly dividend to $0.1825 per share for Q3’23 Track record of successful acquisitions $104M repurchased in ’23; $50M remains of $100M authorization CAPEX DIVIDENDS BUYBACKS M&A supported our 4 key pillars of Capital Allocation 9

Ryerson distributed its eighth quarterly cash dividend and completed ~$50.4M in share repurchases in the second quarter. On July 31, 2023, the Board of Directors approved an eighth consecutive dividend increase, raising the Company’s third quarter of 2023 dividend to $0.1825 per share  $0.1800 per Share Return of capital to investors and $50.4M  Share repurchases completed in Q2 2023 Q2 2023 Allocation: $0.1825 per Share Return of capital to investors Q3 2023 Announced:  Ryerson’s dividend increase is enabled by a transformed balance sheet and continued prioritization of shareholder returns as part of a balanced capital allocation strategy Capital Allocation Plan Update

1 Net Income attributable to Ryerson Holding Corporation; A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in the Appendix. See Ryerson’s 8-K filed on July 31, 2023 Q2 2023 Key Financial Metrics  Net Sales Gross Margin Net Income1  Diluted Earnings per Share Debt $1.3B 19.4% $37.6M $1.06 $396M -4.5% QoQ +60 bps QoQ -$9.7M QoQ -$0.21 QoQ +$1M QoQ Tons Shipped Gross Margin, excl. LIFO Adj. EBITDA  excl. LIFO Adjusted Diluted Earnings per Share Net Debt 496k 18.7% $70.1M $1.06 $366M -4.4% QoQ -40 bps QoQ -$20.0M QoQ -$0.21 QoQ +15M QoQ

Intelligent Network of Service Centers Diversified (metals mix, ~40k customers, ~75k products) Availability, speed, ease, consistency Hundreds of “virtual” locations 24/7 e-commerce Digitalized customer experience Building the value chain of the future $1.3B  Net Sales Q2 2023 $1.06  Diluted Earnings per Share Q2 2023

Appendix

Dividend Payments Trend Higher Stronger capital structure allows for greater returns to shareholders 1Yield for 2022 is based on closing share price as of December 31, 2022, of $30.26. Yield for YTD 2023 is based on actual payments and annualized; Based on closing share price as of June 30, 2023, of $43.38. 15 Dividend per Share 1

Quarterly Financial Highlights Tons Sold (000’s) Average Selling Price Per Ton 524 512 465 519 496 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $3,327 $3,014 $2,770%2,709 $2, 709 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Gross Margin & Gross Margin, excl. LIFO Adj EBITDA, excl. LIFO & Net Income Margin %1 Gross margin% Gross margin excl lifo Adj. ebitda excl lifo net income% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 26.7% 22.5% 17.6% 16.2% 12.7% 15.3% 18.8% 19.1% 19.4% 18.7% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 12.9% 11.3% 5.1% 3.6% 2.2% -1.9% 6.4% 3.4% 5.5% 2.8% 1 Net Income attributable to Ryerson Holding Corporation A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in this Appendix 16

Non-GAAP Reconciliation: Adjusted EBITDA, excl. LIFO 17

Non-GAAP Reconciliation: Adjusted Net Income

Non-GAAP Reconciliation: Net Debt

31 Note: EBITDA represents net income before interest and other expense on debt, provision for income taxes, depreciation, and amortization. Adjusted EBITDA gives further effect to, among other things, reorganization expenses, gain on bargain purchase, gain on sale of assets, loss on retirement of debt, loss on pension settlement, and foreign currency transaction gains and losses. We believe that the presentation of EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), provides useful information to investors regarding our operational performance because they enhance an investor’s overall understanding of our core financial performance and provide a basis of comparison of results between current, past, and future periods. We also disclose the metric Adjusted EBITDA, excluding LIFO expense (income), to provide a means of comparison amongst our competitors who may not use the same basis of accounting for inventories. EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), are three of the primary metrics management uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of our business without the effect of U.S. generally accepted accounting principles, or GAAP, expenses, revenues, and gains (losses) that are unrelated to the day-to-day performance of our business. We also establish compensation programs for our executive management and regional employees that are based upon the achievement of pre-established EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), targets. We also use EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), to benchmark our operating performance to that of our competitors. EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), do not represent, and should not be used as a substitute for, net income or cash flows from operations as determined in accordance with generally accepted accounting principles, and neither EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), is necessarily an indication of whether cash flow will be sufficient to fund our cash requirements. This release also presents gross margin, excluding LIFO expense (income), which is calculated as gross profit minus LIFO expense (income), divided by net sales. We have excluded LIFO expense (income) from gross margin and Adjusted EBITDA as a percentage of net sales metrics in order to provide a means of comparison amongst our competitors who may not use the same basis of accounting for inventories as we do. Our definitions of EBITDA, Adjusted EBITDA, Adjusted EBITDA, excluding LIFO expense (income), gross margin, excluding LIFO expense (income), and Adjusted EBITDA, excluding LIFO expense (income), as a percentage of sales may differ from that of other companies. Adjusted Net income and Adjusted Earnings per share is presented to provide a means of comparison with periods that do not include similar adjustments. Non-GAAP Reconciliation 20